Exhibit 99.1

EQT EXETER REAL ESTATE INCOME TRUST, INC.
Class A-I, A-II, D, E, I, S and T Share Repurchase Plan
Effective as of March 18, 2024
Definitions

Adviser — shall mean Exeter Property Group, LLC

Class A-I shares — shall mean the shares of the Company's common stock classified as Class A-I.

Class A-II shares — shall mean the shares of the Company's common stock classified as Class A-II.

Class D shares — shall mean the shares of the Company's common stock classified as Class D.

Class E shares — shall mean the shares of the Company's common stock classified as Class E.

Class E units — shall mean Operating Partnership units classified as Class E.

Class I shares — shall mean the shares of the Company's common stock classified as Class I.

Class S shares — shall mean the shares of the Company's common stock classified as Class S.

Class T shares — shall mean the shares of the Company's common stock classified as Class T.

Company — shall mean EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation.

EQT Exeter Holdings — shall mean EQT Exeter Holdings US, Inc., a Delaware corporation.

NAV — shall mean the net asset value of the Company attributable to its Stockholders or the net asset value of a class of its shares, as the context requires, determined in accordance with the Company's Net Asset Value Calculation and Valuation Guidelines as described in the Company's prospectus.

Operating Partnership — shall mean EQT Exeter REIT Operating Partnership LP.

Operating Partnership units — shall mean limited partnership interests in the Operating Partnership.

Plan — shall mean this share repurchase plan of the Company.

Special Limited Partner — shall mean EQRT Special Limited Partner LLC.

Sponsor – shall mean EQT AB.

Sponsor Committed Amount — shall have the meaning set forth in the prospectus for the Company’s initial public offering at the time of effectiveness of the related registration statement.

Stockholders — shall mean the holders of Class A-I, Class A-II, Class D, Class E, Class I, Class S or Class T shares.

Transaction Price — shall mean the repurchase price per share for each class of common stock, which shall be equal to the then-current offering price before applicable selling commissions and dealer manager fees.

Share Repurchase Plan
Stockholders may request that the Company repurchase shares of its common stock through their financial professional or directly with the Company’s transfer agent. The procedures relating to the repurchase of shares of the Company’s common stock are as follows:
•     Certain broker-dealers require that their clients process repurchases through their broker-dealer, which may impact the time necessary to process such repurchase request, impose more restrictive deadlines than described under this Plan, impact the timing of a Stockholder receiving repurchase proceeds and require different paperwork or process than described in this Plan. Stockholders should contact their broker-dealer first if they want to request the repurchase of their shares.
•     Under this Plan, to the extent the Company chooses to repurchase shares in any particular month the Company will only repurchase shares as of the opening of the last calendar day of that month (a “Repurchase Date”). To have shares repurchased, a Stockholder’s repurchase request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month. Settlements of share repurchases will generally be made within three business days of the Repurchase Date. The Company will begin this Plan in the first month of the first full calendar quarter following the conclusion of the Company’s escrow period. Repurchase requests received and processed by the Company’s transfer agent will be effected at a repurchase price equal to the Transaction Price on the applicable Repurchase Date (which will generally be equal to the Company’s prior month’s NAV per share), subject to any Early Repurchase Deduction (as defined below).
•     A Stockholder may withdraw his or her repurchase request by notifying the transfer agent, directly or through the Stockholder’s financial intermediary, on the Company’s toll-free, automated telephone line, (833) 280-9523. The line is open on each business day between the hours of 9:00 a.m. and 6:00 p.m. (Eastern time). Repurchase requests must be cancelled before 4:00 p.m. (Eastern time) on the last business day of the applicable month.
•     If a repurchase request is received after 4:00 p.m. (Eastern time) on the second to last business day of the applicable month, the repurchase request will be executed, if at all, on the next month’s Repurchase Date at the Transaction Price applicable to that month (subject to any Early Repurchase Deduction), unless such request is withdrawn prior to the repurchase. Repurchase requests received and processed by the Company’s transfer agent on a business day, but after the close of business on that day or on a day that is not a business day, will be deemed received on the next business day. All questions as to the form and validity (including time of receipt) of repurchase requests and notices of withdrawal will be determined by the Company, in its sole discretion, and such determination shall be final and binding.
•    Repurchase requests may be made by mail or by contacting the Stockholder’s financial intermediary, both subject to certain conditions described in this Plan. If making a repurchase request by contacting the Stockholder’s financial intermediary, the Stockholder’s financial intermediary may require the Stockholder to provide certain documentation or information. If making a repurchase request by mail to the transfer agent, the Stockholder must complete and sign a repurchase authorization form, which can be found at the end of this Plan and which is available on the Company’s website, EQRT.com. Written requests should be sent to the transfer agent at the following address:

EQT Exeter
PO Box 219415
Kansas City, MO 64121-9415
Overnight Address:
EQT Exeter
430 W 7th Street Suite 219415
Kansas City, MO 64105-1407

Toll Free Number: (833) 280-9523

Corporate investors and other non-individual entities must have an appropriate certification on file authorizing repurchases. A medallion signature guarantee may be required in connection with repurchases.
•     For processed repurchases, Stockholders may request that repurchase proceeds are to be paid by mailed check provided that the check is mailed to an address on file with the transfer agent for at least 30 days. Stockholders should check with their broker-dealer that such payment may be made via check or wire transfer, as further described below.
•    Stockholders may also receive repurchase proceeds via wire transfer, provided that wiring instructions for their brokerage account or designated U.S. bank account are provided. For all repurchases paid via wire transfer, the funds will be wired to the account on file with the transfer agent or, upon instruction, to another financial institution provided that the Stockholder has made the necessary funds transfer arrangements. The customer service representative can provide detailed instructions on establishing funding arrangements and designating a bank or brokerage account on file. Funds will be wired only to U.S. financial institutions (ACH network members).
•    A medallion signature guarantee will be required in certain circumstances described below. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker-dealer, clearing agency, savings association or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program and the New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions that are not participating in any of these medallion programs will not be accepted. A notary public cannot provide signature guarantees. The Company reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any repurchase or transaction request. The Company may require a medallion signature guarantee if, among other reasons: (1) the amount of the repurchase request is over $500,000; (2) a Stockholder wishes to have repurchase proceeds transferred by wire to an account other than the designated bank or brokerage account on file for at least 30 days or sent to an address other than such Stockholder’s address of record for the past 30 days; or (3) the Company’s transfer agent cannot confirm a Stockholder’s identity or suspects fraudulent activity.
•     If a Stockholder has made multiple purchases of shares of the Company’s common stock, any repurchase request will be processed on a first in/first out basis unless otherwise requested in the repurchase request.
Minimum Account Repurchases
In the event that any Stockholder fails to maintain the minimum balance of $500 of shares of the Company’s common stock, the Company may repurchase all of the shares held by that Stockholder at the repurchase price in effect on the date the Company determines that such Stockholder has failed to meet the minimum balance. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Company’s NAV. Minimum account repurchases are not subject to any Early Repurchase Deduction.
Sources of Funds for Repurchases
The Company may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale or repayment of the Company’s assets, borrowings or offering proceeds, and the Company has no limits on the amounts it may pay from such sources.

Repurchase Limitations
The Company may repurchase fewer shares than have been requested in any particular month to be repurchased under this Plan, or none at all, in its discretion at any time. In addition, the aggregate NAV of total repurchases of Class A-I, Class A-II, Class D, Class E, Class I, Class S and Class T shares (including repurchases at certain non-U.S. investor access funds primarily created to hold shares of the Company’s common stock, if any, but excluding any Early Repurchase Deduction applicable to the repurchased shares) will be limited to no more than 2% of the Company’s aggregate NAV per month (measured using the aggregate NAV as of the end of the immediately preceding month); and no more than 5% of the Company’s aggregate NAV per calendar quarter (measured using the average aggregate NAV as of the end of the immediately preceding three months).
In the event that the Company determines to repurchase some but not all of the shares submitted for repurchase during any month, shares submitted for repurchase during such month will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted after the start of the next month or quarter, or upon the recommencement of this Plan, as applicable.
If the Transaction Price for the applicable month is not made available by the tenth business day prior to the last business day of the month (or is changed after such date), then no repurchase requests will be accepted for such month and Stockholders who wish to have their shares repurchased the following month must resubmit their repurchase requests. The Transaction Price for each month will be available on the Company’s website at EQRT.com and in prospectus supplements filed with the Securities and Exchange Commission.
Should repurchase requests, in the Company’s judgment, place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company as a whole, or should the Company otherwise determine that investing its liquid assets in real properties or other investments rather than repurchasing the Company’s shares is in the best interests of the Company as a whole, the Company may choose to repurchase fewer shares in any particular month than have been requested to be repurchased, or none at all. Further, the Company’s board of directors may make exceptions to, modify or suspend this Plan if in its reasonable judgment it deems such action to be in the Company’s best interest and the best interest of the Company’s Stockholders. Although the Plan may be suspended for an indefinite amount of time, the Company’s board of directors will not terminate this Plan absent a liquidity event which results in the Company’s Stockholders receiving cash or securities listed on a national securities exchange or where otherwise required by law. Material modifications to, including any amendment to the 2% monthly or 5% quarterly limitations on repurchases, and suspensions of, the Plan will be promptly disclosed to Stockholders in a prospectus supplement (or post-effective amendment if required by the Securities Act of 1933, as amended) or current or periodic report filed by the Company. Material modifications will also be disclosed on the Company’s website. In addition, the Company may determine to suspend this Plan due to regulatory changes, changes in law or if the Company becomes aware of undisclosed material information that it believes should be publicly disclosed before shares are repurchased. Once this Plan is suspended, the Company’s board of directors will consider at least quarterly whether the continued suspension of the Plan is in the Company’s best interests and the best interests of the Company’s Stockholders. The Company’s board of directors must affirmatively authorize the recommencement of the Plan if it is suspended before Stockholder requests will be considered again.
EQT Exeter Holdings and affiliates of the Sponsor and their employees purchasing Class E shares and Class E units in satisfaction of the Sponsor Committed Amount must agree to hold all such shares and units they acquire until the earlier of (i) the first date that the aggregate NAV of the Company’s outstanding shares of common stock, along with the Operating Partnership units held by parties other than the Company, reaches $1.0 billion and (ii) three years from the date of the initial investment by EQT Exeter Holdings. Following such date, holders of Class E shares and Class E units purchased in connection with the Sponsor Committed Amount may request the Company repurchase such Class E shares or Class E units; provided, that (1) the Company will only process repurchases of such Class E shares or Class E units for cash after all other Stockholder repurchase requests have been processed, (2) such repurchases of Class E shares for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases and (3) upon a repurchase request, the Operating Partnership will repurchase Class E units for Class E shares or cash (at the holder’s election) unless the board of directors of the Company determines that any such repurchase for cash would be prohibited by applicable law or the partnership agreement of the Operating Partnership, in which case such Class E units will be repurchased for an amount of Class E shares with an aggregate NAV equivalent to the aggregate net asset value of such Class E units; provided further, that repurchases of Class E units for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases in this Plan treating all outstanding Operating Partnership units held by persons other than the Company as having been exchanged for shares of the Company as of the respective monthly and quarterly measurement dates for calculation of the 2% monthly and 5% quarterly limitations under this Plan. For the avoidance of doubt, repurchases of Class E units for Class E shares will not be subject to the requirement that all other Stockholder repurchase requests under this Plan have been processed and will not be subject to the 2% monthly and 5% quarterly limitations on repurchases. Repurchases of Class E shares and Class E units acquired in connection with the Sponsor Committed Amount will not be subject to the Early Repurchase Deduction.
As described in the Company’s prospectus, shares held by the Adviser acquired as payment of the Adviser’s management fee will not be subject to this Plan, including with respect to any repurchase limits or the Early Repurchase Deduction, and will not be included in the calculation of the Company’s aggregate NAV for purposes of the 2% monthly or 5% quarterly limitations on repurchases. Notwithstanding the foregoing, the Company has adopted a policy that requires the affiliated-transactions committee of the Company’s board of directors to approve any repurchase request of the Adviser for Class E shares received as payment for the management fee that, when combined with any stockholder repurchase requests submitted through this Plan, would cause the Company to exceed the 2% monthly or 5% quarterly repurchase limitations of this Plan. Such approval must find that the repurchase will not impair the Company’s capital or operations and is consistent with the fiduciary duties of the Company’s independent directors.
In addition, holders of Class E units issued in connection with distributions on the performance participation interest may request the Operating Partnership repurchase such Class E units for Class E shares or cash (at the holder’s election) unless the board of directors of the Company determines that any such repurchase for cash would be prohibited by applicable law or the partnership agreement of the Operating Partnership, in which case such Class E units will be repurchased for an amount of Class E shares with an aggregate NAV equivalent to the aggregate net asset value of such Class E units; provided further, that repurchases of Class E units for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases in this Plan treating all outstanding Operating Partnership units held by persons other than the Company as having been exchanged for shares of the Company as of the respective monthly and quarterly measurement dates for calculation of the 2% monthly and 5% quarterly limitations under this Plan. In addition, any repurchases of Class E units in respect of distributions on the performance participation interest will not be subject to the Early Repurchase Deduction.
Early Repurchase Deduction
Except as noted above with respect to Class E shares or Class E units purchased in satisfaction of the Sponsor Committed Amount, there is no minimum holding period for shares of the Company’s common stock, and Stockholders can request that the Company repurchase their shares at any time. However, subject to limited exceptions, shares that have not been outstanding for at least one year will be repurchased at 98% of the Transaction Price (an “Early Repurchase Deduction”) on the applicable Repurchase Date. The one-year holding period is measured as of the first calendar day immediately following the prospective Repurchase Date. Additionally, Stockholders who have received shares of the Company’s common stock in exchange for their Operating Partnership units may include the period of time such Stockholder held such Operating Partnership units for purposes of calculating the holding period for such shares of the Company’s common stock. This Early Repurchase Deduction will not apply to shares acquired through the Company’s distribution reinvestment plan nor will it apply in the following circumstances (subject to the conditions described below):
•    repurchases resulting from death, qualifying disability or divorce;
•     in the event that a Stockholder’s shares are repurchased because such Stockholder has failed to maintain the $500 minimum account balance; or
•     due to trade or operational error.

As set forth above, the Early Repurchase Deduction will not apply with respect to repurchases of shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended) or divorce of a Stockholder who is a natural person, including shares held by such Stockholder through a trust or an individual retirement account or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the Stockholder, the recipient of the shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such Stockholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the Stockholder became a Stockholder or (iii) in the case of divorce, receiving written notice from the Stockholder of the divorce and the Stockholder’s instructions to effect a transfer of the shares (through the repurchase of the shares by the Company and the subsequent purchase by the Stockholder) to a different account held by the Stockholder (including a trust or an individual retirement account or other retirement or profit-sharing plan). The Company must receive the written repurchase request within 12 months after the death of the Stockholder, the initial determination of the Stockholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a Stockholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the Stockholder. If spouses are joint registered holders of shares, the request to have the shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the Stockholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the exception to the Early Repurchase Deduction upon death, disability or divorce does not apply.
In addition, the Company may offer shares of the Company’s common stock to certain feeder vehicles primarily created to hold the Company’s shares which in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Company will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations.
The Early Repurchase Deduction also will not apply to repurchases of Class E shares and Class E units purchased in satisfaction of the Sponsor Committed Amount, shares held by the Adviser acquired as payment of the Adviser’s management fee and any repurchases in respect of distributions on the performance participation interest. See “—Repurchase Limitations” above.
Items of Note
•    Stockholders will not receive interest on amounts represented by uncashed repurchase checks.
•     Under applicable anti-money laundering regulations and other federal regulations, repurchase requests may be suspended, restricted or canceled and the proceeds may be withheld.
•     All shares of the Company’s common stock requested to be repurchased must be beneficially owned by the Stockholder of record making the request or his or her estate, heir or beneficiary, or the party requesting the repurchase must be authorized to do so by the Stockholder of record of the shares or his or her estate, heir or beneficiary, and such shares of common stock must be fully transferable and not subject to any liens or encumbrances. In certain cases, the Company may ask the requesting party to provide evidence satisfactory to the Company that the shares requested for repurchase are not subject to any liens or encumbrances. If the Company determines that a lien exists against the shares, the Company will not be obligated to repurchase any shares subject to the lien.
IRS regulations require the Company to determine and disclose on Form 1099-B the adjusted cost basis for shares of the Company’s stock sold or repurchased. Although there are several available methods for determining the adjusted cost basis, unless a Stockholder elects otherwise, which such Stockholder may do by checking the appropriate box on the repurchase authorization form or calling the Company’s customer service number at (833) 280-9523, the Company will utilize the first-in-first-out method.

Frequent Trading and Other Policies
In general, Stockholders may request that the Company repurchase their shares of the Company’s common stock once every 30 days. However, the Company prohibits frequent trading. The Company defines frequent trading as follows:
•     any Stockholder who requests that the Company repurchase its shares of the Company’s common stock within 30 calendar days of the purchase of such shares;
•     transactions deemed harmful or excessive by the Company (including, but not limited to, patterns of purchases and repurchases), in the Company’s sole discretion; and
•     transactions initiated by financial professionals, among multiple stockholder accounts, that in the aggregate are deemed harmful or excessive.
The following are excluded when determining whether transactions are excessive:
•    purchases and requests for repurchase of the Company’s shares in the amount of $2,500 or less;
•     purchases or repurchases initiated by the Company; and
•    transactions subject to the trading policy of an intermediary that the Company deems materially similar to the Company’s policy.
At the Company’s discretion, upon the first violation of the policy in a calendar year, purchase and repurchase privileges may be suspended for 90 days. Upon a second violation in a calendar year, purchase and repurchase privileges may be suspended for 180 days. On the next business day following the end of the 90 or 180 day suspension, any transaction restrictions placed on a Stockholder may be removed.
Mail and Telephone Instructions
The Company and its transfer agent will not be responsible for the authenticity of mail or phone instructions or losses, if any, resulting from unauthorized Stockholder transactions if they reasonably believe that such instructions were genuine. The Company’s transfer agent has established reasonable procedures to confirm that instructions are genuine including requiring the Stockholder to provide certain specific identifying information on file and sending written confirmation to Stockholders of record. Stockholders, or their designated custodian or fiduciary, should carefully review such correspondence to ensure that the instructions were properly acted upon. If any discrepancies are noted, the Stockholder, or its agent, should contact his, her or its financial professional as well as the Company’s transfer agent in a timely manner, but in no event more than 60 days from receipt of such correspondence. Failure to notify such entities in a timely manner will relieve the Company, its transfer agent and the financial professional of any liability with respect to the discrepancy.

REPURCHASE AUTHORIZATION
EQT Exeter Real Estate Income Trust, Inc.
Use this form to request repurchase of your shares in EQT Exeter Real Estate Income Trust, Inc. Please complete all sections below.

1.	Repurchase from the Following Account

Name(s) on the Account

Account Number

Social Security Number/TIN	Financial Professional Name

Financial Professional Phone Number

2.	Repurchase Amount (check one, required)	3.	Repurchase Type (check one, required)

☐	All Shares	☐	Normal
☐	Number of Shares _________	☐	Death
☐	Dollar Amount $ __________	☐	Disability
		☐	Divorce
Additional documentation is required if repurchasing due to Death, Disability or Divorce. Contact Investor Relations for detailed instructions at (833) 280-9523.

4.	Payment Instructions (select only one)

Indicate how you wish to receive your repurchase payment below. If an option is not selected, a check will be sent to your address of record. Repurchase proceeds for qualified accounts, including IRAs and other Custodial accounts, and certain Broker-controlled accounts as required by your Broker/Dealer of record, will automatically be issued to the Custodian or Broker/Dealer of record, as applicable. All Custodial held and Broker-controlled accounts must include the Custodian and/or Broker/Dealer signature.

☐	Cash/Check Mailed to Address of Record
☐	Cash/Check Mailed to Third Party/Custodian (Signature Guarantee required)

Name / Entity Name / Financial Institution

Mailing Address

City	State	Zip	Account Number

☐	Cash/Direct Deposit Attach a pre-printed voided check. (Non-Custodian Investors Only)

I authorize EQT Exeter Real Estate Income Trust, Inc. or its agent to deposit my distribution into my checking or savings account. In the event that EQT Exeter Real Estate Income Trust, Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address

City		State	Zip

Your Bank's ABA Routing Number		Your Bank Account Number

PLEASE ATTACH A PRE-PRINTED VOIDED CHECK

5.	Share Repurchase Plan Considerations (Select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any month and quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular month, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder's request will be reduced on a pro rata basis. If repurchase requests are reduced on a pro rata basis, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must resubmit a new repurchase request for the remaining amount.
Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

6.	Cost Basis Selection (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the "cost basis" calculated for the shares involved will be reported to the Internal Revenue Service ("IRS") and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options. Indicate below the cost basis method you would like us to apply.
IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO (First — In / First Out)
☐	LIFO (Last — In / First Out) Consult your tax advisor to determine whether this method is available to you.
☐ Specific Lots

If you have selected "Specific Lots," please identify the lots below:

Date of Purchase	Amount of Purchase

Date of Purchase	Amount of Purchase

Date of Purchase	Amount of Purchase

7.		Authorization & Signature

IMPORTANT: Signature Guarantee may be required if any of the following applies:
·Amount to be repurchased is $500,000 or more.
·The repurchase is to be sent to an address other than the address we have had on record for the past 30 days.
·The repurchase is to be sent to an address other than the address on record.
·If name has changed from the name in the account registration, we must have a one-and-the-same name signature guarantee. A one-and-the-same signature guarantee must state "<Previous Name> is one-and-the-same as <New Name>" and you must sign your old and new name.
·The repurchase proceeds are deposited directly according to banking instructions provided on this form. (Non-Custodial Investors Only)

x		x

Signature of Investor	Date	Signature of Co-Investor (if applicable)	Date

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF ACCOUNT IS ADMINISTERED BY A THIRD PARTY)

Signature Guarantee (Affix Medallion or Signature Guarantee Stamp Below)		Custodian and/or Broker/Dealer Authorization (if applicable)

x

		Signature of Authorized Person (if applicable)	Date
*    Please refer to our share repurchase plan, which can be found at EQRT.com. The repurchase price will be available in our prospectus supplements and at EQRT.com and www.sec.gov. There are various limitations on your ability to request that we repurchase your shares, including, subject to certain exceptions, an early repurchase deduction if your shares have been outstanding for less than one year. In addition, the aggregate NAV of total repurchases of Class A-I, Class A-II, Class D, Class E, Class I, Class S and Class T shares (including repurchases at certain non-U.S. investor access funds primarily created to hold shares of our common stock, if any, but excluding any Early Repurchase Deduction applicable to the repurchased shares) will be limited to no more than 2% of our aggregate NAV per month (measured using the aggregate NAV attributable to stockholders as of the end of the immediately preceding month) and no more than 5% of our aggregate NAV per calendar quarter (measured using the average aggregate NAV attributable to stockholders as of the end of the immediately preceding three months). Our board of directors may determine to make exceptions to, amend or suspend our share repurchase plan without stockholder approval. Material modifications to, and suspensions of, the share repurchase plan will be disclosed in a filing with the SEC at www.sec.gov, which will also be made available at EQRT.com. Repurchases of shares, when requested, will generally be made monthly; provided however, that the board of directors may determine from time to time to adjust the timing of repurchases. All requests for repurchases must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month. A stockholder may withdraw his or her repurchase request by notifying the transfer agent, directly or through the stockholder's financial intermediary, on our toll-free, automated telephone line, (833) 280-9523. Repurchase requests must be cancelled before 4:00 p.m. (Eastern time) on the applicable Repurchase Date (or if such Repurchase Date is not a business day, the prior business day). We cannot guarantee that we will have sufficient available funds or that we will otherwise be able to accommodate any or all requests made in any applicable repurchase period. All questions as to the form and validity (including time of receipt) of repurchase requests and notices of withdrawal will be determined by us, in our sole discretion, and such determination shall be final and binding.

EQT Exeter
PO Box 219415
Kansas City, MO 64121-9415

STREET & OVERNIGHT ADDRESS
EQT Exeter
430 W 7th Street Suite 219415
Kansas City, MO 64105-1407

TOLL FREE NUMBER
(833) 280-9523